                                POWER OF ATTORNEY

     The undersigned,  Frederick W. Koehler,  hereby constitutes and appoints Mary

Ellen McClelland or  __________________________,  as the undersigned's  true and lawful  attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution,

for the undersigned and in the  undersigned's  name, place and stead, in any and all capacities,  to sign any Form 3 - Initial Statement of Beneficial  Ownership of  Securities,  Form 4 -  Statement  of  Changes  in  Beneficial  Ownership  of

Securities,  Form 5 - Amended Statement of Changes in Beneficial  Ownership,  or

Form ID - Uniform Application For Access Codes to File on Edgar,  required to be filed by the undersigned with respect to the undersigned's  beneficial ownership of securities  of River Valley  Bancorp (the  "Company"),  and to file the same,

with all exhibits thereto,  with the Securities and Exchange  Commission and any national  stock market on which the Company's  securities  are listed,  granting unto said  attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents  and  purposes  as such  person  might  or could  do in  person,  hereby ratifying  and  confirming  all  that  said  attorney-in-fact  and  agent,  or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Executed as of this 21 day of November,  2002.

/s/ Frederick W. Koehler

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Signature

Frederick W. Koehler

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Printed Name

STATE OF INDIANA    )

                    ) SS:

COUNTY OF JEFFERSON )

     Before me, the undersigned  Notary Public in and for said State and County,

personally  appeared  Frederick W.  Koehler,  and  acknowledged  to me to be the person who executed the foregoing Power of Attorney as his/her act and deed.

                                                /s/ Mary Ellen Wehner

                                                --------------------------------

                                                Notary Public

                                                Mary Ellen Wehner

                                                --------------------------------

                                                Printed Name

                                                Jefferson

                                                --------------------------------

                                                County of Residence

My Commission Expires:

08/24/08

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